Exhibit 32.1

Certification

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of ON Semiconductor Corporation, a Delaware corporation (“Company”), does hereby certify, to such officer’s knowledge, that:

The Quarterly Report on Form 10-Q for the fiscal quarter ended July 2, 2010 (“Form 10-Q”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 5, 2010	/s/ KEITH D. JACKSON
Keith D. Jackson
President and Chief Executive Officer

/s/ DONALD A. COLVIN
Dated: August 5, 2010	Donald A. Colvin
Executive Vice President and
Chief Financial Officer